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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS INTERNATIONAL
                                 EQUITY II FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Steven D. Bleiberg, Richard Watt, Emily Alejos and Staci Lombard (see biographies below) now serve as Co-Portfolio Managers of the fund. Hugh M. Neuburger and Luisa Michel are leaving their positions as Co-Portfolio Managers of the fund to devote more time to other investment areas.

CERTAIN MANAGER BIOGRAPHIES

Steven D. Bleiberg, Managing Director, has been with CSAM since 1991.

Richard W. Watt, Managing Director, has been with CSAM since 1995.

Emily Alejos, Director, has been with CSAM since 1997. Previously, Ms. Alejos was Vice President and an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997.

Staci Lombard, Vice President, has been with CSAM since 1987.

Dated: October 25, 2001                                            CSWPF-16-1001